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                                NET2PHONE, INC.

          This Proxy is Solicited on Behalf of The Board of Directors For The Annual Meeting of Stockholders on December 8, 2000

  The undersigned hereby appoints Clifford M. Sobel, Howard S. Balter, and Glenn J. Williams, and each of them as proxies, each with full power of substitution, and authorizes them to represent and to vote, as designated on the reverse side of this form, all the shares of Class A Common Stock and/or common stock of Net2Phone, Inc. held of record by the undersigned on November 1, 2000, at the Annual Meeting of Stockholders to be held on December 8, 2000, at 9 a.m. at our headquarters, 520 Broad Street, Newark, New Jersey, or any adjournment or postponement.

  IF NO OTHER INDICATION IS MADE ON THE REVERSE SIDE OF THIS FORM, THE PROXIES WILL VOTE FOR ALL NOMINEES FOR DIRECTOR LISTED IN ITEM 1 AND FOR ITEMS 2 AND 3 AND, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Please mark, sign and date the reverse side and return the proxy card promptly using the enclosed envelope or vote by telephone or using the Internet following the instructions below.


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                        ANNUAL MEETING OF STOCKHOLDERS
                              OF NET2PHONE, INC.
                               December 8, 2000


                           Proxy Voting Instructions


TO VOTE BY MAIL

Please complete, date, sign and mail your proxy card in the postage-paid envelope provided as soon as possible. Mailed proxies must be received no later than 11:59 p.m. (EST) on December 7, 2000.

TO VOTE BY TELEPHONE (TOUCH-TONE PHONE ONLY)

Please call toll-free 1-800-PROXIES in the United States or Canada prior to 11:59 p.m. (EST) on December 7, 2000 and follow the instructions. Have your control number and the proxy card available when you call.

TO VOTE BY INTERNET

Please access the web page at "www.voteproxy.com" prior to 11:59 p.m. (EST) on December 7, 2000 and follow the on-screen instructions. Have your control number and the proxy card available when you access the web page.

                            YOUR CONTROL NUMBER IS

                  PLEASE DO NOT VOTE BY MORE THAN ONE METHOD;
               THE LAST VOTE RECEIVED WILL BE THE OFFICIAL VOTE.

                             Thank you for voting!
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________________________________________________________________________________

                                                                        |
[X] Please mark your  --                                                |
    votes as in this  |                                                 -----
    example.

       The Board of Directors recommends a vote "FOR" items 1, 2, and 3.


1. Election of Directors                                             2. Approval of the amendment      FOR   AGAINST   ABSTAIN
                                                                        to the Net2Phone, Inc.         [_]     [_]       [_]
     FOR           WITHHOLD         Nominees: Stephen M. Greenberg      1999 Amended and Restated
all nominees       AUTHORITY                  James R. Mellor           Stock Option and Incentive Plan.
listed at right    to vote for all            Anthony G. Werner
                   nominees listed                                   3. Ratification of the            [_]     [_]       [_]
                   at right                                             appointment of Ernst & Young
                                                                        LLP as independent accountants
    [_]                  [_]                                            for Net2Phone, Inc.

(INSTRUCTIONS: To withhold authority to vote for any                 4. In their discretion, the proxies are authorized
individual nominees, mark the "FOR" box and write                       to vote upon all other matters that may
that nominee's name in the space provided below.)                       properly be presented at the Annual Meeting.

                                                                     The undersigned hereby revokes any proxy or proxies
                                                                     heretofore given to vote such shares at said
                                                                     meeting or any adjournment thereof.

                                                                     Please sign EXACTLY as your name appears hereon.
                                                                     When signing as attorney, executor, administrator,
                                                                     trustee or guardian, please give your full title as
                                                                     such. If more than one trustee, all should sign. If
                                                                     shares are held jointly, both owners must sign.

                                                                     -----------------------------------------------------
                                                                     Signature

                                                                     -----------------------------------------------------
                                                                     Signature (if held jointly)

                                                                     Date:                                          , 2000
                                                                            ----------------------------------------

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